SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): August 22, 2005


                                     REFAC
             (Exact name of registrant as specified in its charter)


            DELAWARE                   001-12776               13-1681234
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 (State or other jurisdiction of      (Commission           I.R.S. Employer
 incorporation or organization)       File Number)        Identification No.)

           ONE BRIDGE PLAZA, FORT LEE, NEW JERSEY             07024
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          (Address of principal executive offices)          (Zip Code)


                                 (201) 585-0600
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              (Registrant's telephone number, including area code)

                                      None
        ----------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement.

         Refac, a Delaware corporation ("Refac" or the "Company"), has entered into (i) an Agreement and Plan of Merger (the "OptiCare Merger Agreement"), dated as of August 22, 2005, with OptiCare Health Systems, Inc., a Delaware corporation ("OptiCare"), and OptiCare Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Refac ("OptiCare Merger Sub") formed for the purposes of the merger contemplated by the OptiCare Merger Agreement (the "OptiCare Merger") and (ii) an Agreement and Plan of Merger (the "USV Merger Agreement" and, collectively with the OptiCare Merger Agreement the "Merger Agreements"), dated as of August 22, 2005, with U.S. Vision, Inc., a Delaware corporation ("USV"), and USV Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Refac ("USV Merger Sub") formed for the purposes of the merger contemplated by the USV Merger Agreement (the "USV Merger" and together with the OptiCare Merger, the "Mergers"). Palisade Concentrated Equity Partnership, L.P., a Delaware limited partnership ("Palisade"), owns approximately 89% of Refac's outstanding common stock, par value $0.001 per share (the "Refac Common Stock"), 88% of USV's outstanding common stock, par value $0.001 per share (the "USV Common Stock"), and approximately 84% of OptiCare's outstanding common stock, par value $0.001 per share (the "OptiCare Common Stock"), on a fully diluted basis.

         The following is a brief summary of the Merger Agreements. This summary is qualified in its entirety by reference to the full text of the Merger Agreements, which are attached hereto as Exhibits 10.1 and 10.2.

         In the OptiCare Merger, OptiCare Merger Sub will be merged with and into OptiCare and OptiCare will be the surviving corporation. Following the OptiCare Merger, OptiCare will be a wholly-owned subsidiary of Refac. All holders of OptiCare preferred stock have agreed to convert such shares to OptiCare Common Stock prior to the closing of the OptiCare Merger. At the effective time of the OptiCare Merger, all shares of OptiCare Common Stock held by Palisade and shares of OptiCare Common Stock issued upon conversion of preferred stock will be converted into the right to receive approximately
0.0403 shares of Refac Common Stock. Each other share of OptiCare Common Stock will be converted into the right to receive 0.0472 shares of Refac Common Stock.

         In the USV Merger, USV Merger Sub will be merged with and into USV and USV will be the surviving corporation. Following the USV Merger, USV will be a wholly-owned subsidiary of Refac. At the effective time of the USV Merger, all shares of USV Common Stock will be converted into the right to receive 0.4141 shares of Refac Common Stock.

         Refac will also assume OptiCare and USV options and warrants at the respective exchange ratios.

         Under American Stock Exchange listing requirements and Refac's bylaws, the Merger Agreements must be approved by the holders of at least 55% of the outstanding shares of Refac Common Stock. Under Delaware law, the OptiCare Merger must be approved by the holders of at least a majority of OptiCare's outstanding shares. Palisade, which owns approximately 84% of the voting power of OptiCare's outstanding shares, has signed an action by written consent approving the OptiCare Merger. The consent will become effective twenty days after the mailing of the proxy and information statement/registration statement (described below). Under Delaware law, the USV Merger requires approval by the holders of at least a majority of USV's outstanding shares. USV's stockholders have signed an action by written consent unanimously approving the USV Merger.

         The Mergers will be presented to Refac stockholders at Refac's 2005 annual meeting of stockholders. Refac will prepare and mail a proxy statement to its stockholders in connection with the meeting. The proxy statement will be combined with a registration statement for Refac Common Stock to be received by OptiCare and USV stockholders in the Mergers. In addition, the proxy statement will be combined with an information statement to be received by OptiCare stockholders in connection with Palisade's written consent approving the OptiCare Merger.

         Refac will apply to have the shares of Refac Common Stock issued in the Mergers approved for listing on the American Stock Exchange. Upon completion of the OptiCare Merger, OptiCare Common Stock will no longer be listed on the American Stock Exchange and OptiCare will no longer be a registered company with the Securities and Exchange Commission.

         No material regulatory approvals are required in connection with the Mergers. Stockholders of Refac, OptiCare and USV will not have any dissenters' rights of appraisal in connection with the Mergers.

         The Mergers are intended to qualify as reorganizations within the meaning of Section 368(a) of the Internal Revenue Code.


Item 8.01         Other Events.

         On August 23, 2005, the Company issued a press release regarding the Merger Agreements. A copy of such press release is furnished herewith as
Exhibit 99.1. Such press release is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such press release shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.


Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits.

See Exhibit Index below.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               REFAC

Dated: August 22, 2005                         By: /s/ Robert L. Tuchman
                                                   ----------------------------
                                               Name:  Robert L. Tuchman
                                               Title: Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit No.     Description

    10.1 Agreement and Plan of Merger, dated as of August 22, 2005, by and among Refac, OptiCare Merger Sub, Inc. and OptiCare Health Systems, Inc.
    10.2 Agreement and Plan of Merger, dated as of August 22, 2005, by and among Refac, USV Merger Sub, Inc. and U.S. Vision, Inc.
    99.1        Press Release, dated August 23, 2005.